EXHIBIT 99.2

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2002, by and between Resonate Inc., a Delaware corporation (the “Company”), and the undersigned securityholder (“Securityholder”) of the Company.

RECITALS

A.    Concurrently herewith, the Company is entering into an Agreement and Plan of Merger (the “Merger Agreement”) with Rocket Holdings, LLC, a Delaware limited liability company (“Parent”) and Rocket Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Sub”) providing for the merger of Sub with and into the Company (the “Merger”) pursuant to which the Company will survive as a wholly-owned subsidiary of Parent and all outstanding shares of the Common Stock of the Company will (except as set forth in the Merger Agreement) be converted into the right to receive a per share cash payment.

B.    Securityholder is a member-manager of Parent and a securityholder of the Company and the other member-manager of Parent is another securityholder of the Company who is, concurrently herewith, entering into an agreement with the Company identical to this Agreement.

C.    Securityholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), of such number of shares of the outstanding capital stock of the Company, and outstanding options to purchase such numbers of shares of capital stock of the Company, as is set forth on the signature page hereto.

D.    In order to induce the Company to enter into the Merger Agreement, and at the insistence of the Company as a condition to its execution of the Merger Agreement, Securityholder agrees to vote the Shares (as defined below) and other such shares of capital stock of the Company over which Securityholder has voting power, so as to facilitate the consummation of any Superior Transaction (as defined below).

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.    Certain Definitions.    Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

1.1    “Change of Control” shall mean the occurrence of any of the following events:

(a)    the consummation of a merger, consolidation or similar transaction involving the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the total voting power represented by the voting securities of the surviving entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;

(b)    the approval by the stockholders of the Company of a plan of complete liquidation of the Company; or

(c)    the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets or similar transaction; or

(d)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities other than by virtue of a merger, consolidation or similar transaction; or

(e)    any change by more than 50% in the composition of the Company’s Board of Directors, accomplished by means of a proxy contest or otherwise, that is approved by the incumbent Board of Directors of the Company.

1.2    “Expiration Date” shall mean the earliest to occur of (i) June 1, 2003, (ii) such date and time as the Merger shall become effective, or (iii) such date and time as any Superior Transaction shall become effective.

1.3    “Merger Agreement” has the meaning set forth in Recital A to this Agreement.

1.4    “Opposing Proposal” shall mean any proposal that (i) is not a proposal referred to in clause (i) or clause (ii) of Section 4, (ii) is a proposal with respect to which the Special Committee issues an unfavorable recommendation to the Company Stockholders and (iii) relates to (A) the possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its capital stock or assets, or (B) any other material transaction (including, without limitation, a joint venture or other similar transaction, or any liquidation or winding up of the Company).

1.5    “Person” shall mean any individual, any corporation, limited liability company, general or limited partnership, joint venture, business trust or other business enterprise or entity, or any governmental authority.

1.6    “Reorganization Agreement” shall mean any definitive agreement between any Third-Party Acquiror (as defined below) and the Company which provides for any Superior Transaction.

1.7    “Shares” shall mean (i) all equity securities of the Company (including all shares of Common Stock of the Company, and all options, warrants and other rights to acquire shares of Common Stock of the Company) beneficially owned by Securityholder as of the date hereof and (ii) all additional equity securities of the Company (including all additional shares of Common Stock of the Company, and all additional options, warrants and other rights to acquire shares of Common Stock of the Company) of which Securityholder acquires beneficial ownership during the period from the date hereof through the Expiration Date.

1.8    “Special Committee” shall mean the Special Committee of the Board of Directors of the Company consisting entirely of independent, non-management directors.

1.9    “Superior Transaction” shall mean (i) a transaction that is provided for in an agreement permitted by Section 5.4 of the Merger Agreement with respect to a Superior Proposal, which agreement the Company enters into following the execution and termination of, and is permitted by, the Merger Agreement, (ii) a transaction contemplated by a Superior Proposal that the Company Board, based on the recommendation of the Special Committee, shall have recommended to the Company Stockholders, or shall have resolved to do so, following the execution of, and as permitted by, the Merger Agreement, or (iii) any proposed transaction (or series of related transactions) other than the Merger that, if consummated, would result in a Change of Control and that is approved or recommended by the Company Board or any committee thereof (and such recommendation has not been withdrawn) following the termination of the Merger Agreement in accordance with its terms and prior to the Expiration Date.

1.10    “Third-Party Acquiror” shall mean any Person entering into a Reorganization Agreement.

1.11    A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, or transfers or disposes of, such security or any interest therein; or (ii) enters into an agreement or commitment providing for the sale, pledge, encumbrance or grant of an option with respect to, or the transfer or disposition of, such security or any interest therein.

2.    Transfer of Shares.

2.1    Transferee of Shares to be Bound by this Agreement.    Securityholder agrees that, during the period from the date hereof through the Expiration Date, Securityholder shall not cause or permit any Transfer of any Shares, or any interest therein, unless each Person to which any of such Shares, or any interest therein, is or may be Transferred shall have (i) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit A (the “Proxy”) (with such modifications not involving additional representations, warranties or covenants as the Company may reasonably request), and (ii) agreed in writing to hold such Shares, or interest therein, subject to all of the terms and provisions of this Agreement.

2.2    Transfer of Voting Rights.    Securityholder agrees that, during the period from the date hereof through the Expiration Date, Securityholder shall not deposit (or permit the deposit of) any Shares in a voting trust, grant any proxy or enter into any voting agreement or other similar agreement, in contravention of the obligations of Securityholder under this Agreement with respect to any of the Shares or any interest therein.

3.    Agreement to Vote Shares.    At every meeting of stockholders of the Company called with respect to any of the following prior to the Expiration Date, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company with respect to any of the following, Stockholder shall vote the Shares (i) in favor of the adoption of the Merger Agreement, the approval of the Merger and any other proposal that is submitted for stockholder approval by the Company as a proposal reasonably determined by the

Company to be necessary or appropriate to submit for stockholder approval in connection with, and together with, the submission of the Merger and the Merger Agreement for stockholder approval, or (ii) upon the recommendation of the Special Committee and in lieu of the proposals set forth in subparagraph (i), in favor of the adoption of any Reorganization Agreement, approval of the transactions provided for therein and any other proposal that is submitted for stockholder approval by the Company as a proposal reasonably determined by the Company to be necessary or appropriate to submit for stockholder approval in connection with, and together with, the submission of such Reorganization Agreement and such transactions for stockholder approval, and (iii) against approval of any Opposing Proposal.

4.    Non-Opposition Agreement.    Securityholder agrees that Securityholder shall not (i) question or challenge either the Company’s right to enter into a Reorganization Agreement or the validity of such Reorganization Agreement or the transactions contemplated thereby, (ii) question or challenge the Company’s right to terminate the Merger Agreement under Subsection (a), (b) or (c) of Section 7.1 thereof or (iii) oppose, impede or otherwise hinder in any way the consummation of any Superior Transaction or the transactions contemplated thereby.

5.    Irrevocable Proxy.    Concurrently with the execution of this Agreement, Securityholder agrees to deliver to the Company the Proxy, which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

6.    Representations and Warranties of Securityholder.    Securityholder (i) is the beneficial owner of the Shares, set forth on the signature page hereto, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances, (ii) does not beneficially own any securities of the Company other than the Shares set forth on the signature page hereto, and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy. Neither Parent nor Sub is the beneficial owner of any securities of the Company other then for such beneficial ownership of any of the securities referred to in the preceding sentence that might be attributed to it by reason of Securityholder’s membership interest in Parent.

7.    Additional Documents.    Securityholder hereby covenants and agrees to execute and deliver any additional documents not involving additional representations, warranties or covenants, or any commercially unreasonable expenditure of funds by Securityholder, which are necessary or desirable, in the reasonable opinion of the Company, solely to implement this Agreement.

8.    Consent and Waiver.    Securityholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger or (subject to the provisions of Section 4 hereof) a Superior Transaction under the terms of any agreements to which Securityholder is a party or pursuant to any rights Securityholder may have (excluding any agreements to which Securityholder is a party in his capacity as a director, officer and/or employee of the Company and without limiting any rights Securityholder may have in any of such capacities).

9.    Legending of Shares.    If so requested by the Company, Securityholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2, Securityholder agrees that Securityholder will not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

10.    Termination.    This Agreement shall terminate and have no further force or effect as of the Expiration Date, except for Section 4 herein which shall survive the Expiration Date.

11.    Miscellaneous.

11.1    Severability.    If any term, provision, covenant or restriction set forth in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

11.2    Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without prior written consent of the other party hereto.

11.3    Amendments and Modification.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

11.4    Waiver.    No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

11.5    Specific Performance; Injunctive Relief.    The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Securityholder set forth in this Agreement. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity.

11.6    Notices.    Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same by hand delivery (including by a nationally recognized overnight carrier) or by fax. Such notice shall be deemed received on the date on which it is delivered to the party or faxed (with confirmation received). For purposes of notice, the addresses of the parties shall be:

If to Company:	Resonate Inc.
385 Moffett Park Drive Sunnyvale, CA 94089 Attention: Chairman of the Board Telephone: (408) 548-5500 Facsimile: (408) 548-5679

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, CA 94304 Attention: Aaron Alter, Esq. Telephone: (650) 493-9300 Facsimile: (650) 493-6811

If to Securityholder:	To the address for notice set forth on the signature page hereof.

With a copy to:	Gray Cary Ware & Freidenrich LLP 400 Hamilton Avenue Palo Alto, CA 94301-1833 Attention: Dennis Sullivan, Esq. Henry Lesser, Esq. Telephone: (650) 833-2000 Facsimile: (650) 833-2001

11.7    Governing Law.    This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Securityholder hereby consents to the personal jurisdiction of the state and federal courts located in Delaware and sitting in New Castle County for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants.

11.8    Attorneys’ Fees and Expenses.    If any legal action or other legal proceeding relating to the enforcement of any provision of this Agreement is brought against Securityholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled.)

11.9    Entire Agreement; No Third-Party Beneficiaries.    This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter. Neither this Agreement nor the Proxy are intended to confer upon any other Person (including, without limitation, a Third-Party Acquiror) any rights or remedies hereunder or thereunder.

11.10    Effect of Headings.    The section headings in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement or any term or provision hereof. In the event of any conflict between the terms of this Agreement and the terms of the Merger Agreement, the terms of the Merger Agreement will control.

11.11    Counterparts.    This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

* * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

RESONATE INC.		SECURITYHOLDER:

By:
	Russell Siegelman	Signature
Title:	Chairman of the Special Committee of the Board of Directors
Print Name

Print Address
Telephone
Facsimile No. Shares beneficially owned: ________ shares of Company Common Stock ________ shares of Company Common Stock issuable upon exercise of outstanding options

SIGNATURE PAGE TO SUPPORT AGREEMENT

EXHIBIT A

FORM OF

IRREVOCABLE PROXY

The undersigned securityholder (“Securityholder”) of Resonate Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the directors constituting the Special Committee of the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of Securityholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that Securityholder is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Securityholder, and any and all other shares or equity securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy. The Shares beneficially owned by Securityholder as of the date of this Proxy are listed on the final page of this Proxy. Upon Securityholder’s execution of this Proxy, any and all prior proxies given by Securityholder with respect to any Shares are hereby revoked and Securityholder agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and to secure the obligations of Stockholder thereunder and is granted pursuant to that certain Support Agreement of even date herewith by and between the Company and Securityholder (the “Support Agreement”), and is granted in consideration of the Company entering into the Merger Agreement (as defined in the Support Agreement) and carrying out its obligations thereunder. As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) June 1, 2003, (ii) such date and time as the Merger shall become effective, or (iii) such date and time as any Superior Transaction (as defined in the Support Agreement) shall become effective.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Securityholder, at any time prior to the Expiration Date, to act as Securityholder’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of the Company, and in every written consent in lieu of such meeting, in the manner that Securityholder is required so to do in Section 3 of the Support Agreement.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. Securityholder may vote the Shares on all other matters as Securityholder determines appropriate.

Any authority granted by Securityholder hereunder shall be binding upon the successors and assigns of Securityholder.

This Proxy is irrevocable (to the fullest extent permitted by applicable law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: December ___, 2002	Signature of Securityholder:

Print Name of Securityholder:

Shares beneficially owned:

_______ shares of the Company Common Stock _______ shares of Company Common Stock issuable upon exercise of outstanding options or warrants

SIGNATURE PAGE TO IRREVOCABLE PROXY